CHASE
                                     GROWTH
                                      FUND






                                  Semi - Annual
                                     Report
                              dated March 31, 1999

                                   ----------
                         Chase Investment Counsel Corp.
                               300 Preston Avenue
                                    Suite 403
                      Charlottesville, Virginia 22902-5091

                              Advisor: 804-293-9104
                      Shareholder Servicing: 888-861-7556

                               CHASE GROWTH FUND

May 5, 1999

Dear Fellow Shareholders:
                                                [PHOTO OF DERWOOD S. CHASE, JR.]

      Let me start our Semi-Annual review for the period ended March 31, 1999 by welcoming our new shareholders. As I write, 150 shareholders have $6.7 million invested in our new Chase Growth Fund (inCGFld). We appreciate the trust each of you has placed in our management and we are working very hard to earn your continued confidence.

      For the period ended March 31, 1999 our Fund enjoyed a (before and after tax) total return of 21.45% compared with 18.44% for the Standard & Poor(TM)s i.500lP Composite Stock Price Index (the itS&P 500lP) and 17.52% for the Lipper 30 Growth Fund Index. On March 31, 92% of our Fund was invested in 32 stocks. Our heaviest industry concentrations were in Computer Hardware, Software and Services, Retail, Financial Services (including Insurance), Drugs and Leisure Time. During the last six months our best performing stocks were EMC Corp. +122.7%, TJX Companies +90.9%, Cisco Systems +77.3%, Wal-Mart Stores +68.8%, Microsoft +62.9%, Lexmark International +61.4%, Home Depot +57.6%, American International Group +53.9%, Ross Stores +53.1% and Carnival Corp. +52.7%. Several new purchases during the period also helped performance with MCI Worldcom +117.8%, Harley Davidson +46.4% and Biogen +44%.

We  are  a  bottom-up  stock  picking  firm.  Our  investment  process  combines fundamental, quantitative, and technical research. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth, strong balance sheets, and reasonable prices. We believe that the CGF companies represent relatively outstanding investment opportunities. In the table below, we compare the characteristics of our Fund(TM)s stocks to the S&P 500. On average the CGF stocks have enjoyed more consistent and substantially higher five year earnings growth rates of 24% vs. 15% for the S&P 500. They are significantly more profitable with a Return on Equity of 32% vs. 20%, and have stronger balance sheets with Debt to Total Capital of 13% vs. 33%, yet they sell at only a moderate 23% premium to the S&P 500(TM)s price/earnings multiple based on 1999 estimated earnings. Though pricey, our stocks are selling at only 1.58x their five year historical growth rates compared to 2.05x for the S&P 500.

                      CHASE GROWTH FUND STOCKS VS. S&P 500

March 31, 1999                         Chase Growth Fund Stocks         S&P 500
--------------                         ------------------------         -------

Last 5 Year Earnings Growth                        24%                     15%
Return on Equity                                   32%                     20%
Debt/Total Capital                                 13%                     33%
Reinvestment Rate                                  27%                     12%
Weighted Avg. Capitalization (Billions)          94.4                   101.3
Price/Earnings Estimated '99                     37.8                    30.8
Weighted Avg. Beta (Volatility)                  1.02                    1.00

Source: Chase Investment Counsel. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund(TM)s portfolio. S&P 500 earnings are based on reported figures after write-offs.

         The stock market continues to be a Supply/Demand driven market with liquidity being much more important than fundamentals. Mutual fund cash reserves are low, but money flows (buying) continue to be fairly strong. Though off 33% from'98, year-to-date equity fund net inflows were $46 billion. As long as overall equity purchases (including corporate purchases of their own shares) exceed selling and new stock offerings, supply/demand dynamics remain bullish. It usually does not pay to fight the Federal Reserve when they are expanding the money supply. At these levels we expect the market to be more volatile and sometime this year or next we should certainly expect a full fledged intermediate term correction (15-20%). However, we are mindful of studies that point out that completely withdrawing from stocks is very hazardous too. For instance, in one forty year period if you had missed only 6% of the months (the best ones) you would have missed 100% of the return in excess of T-bills. We assume most of our shareholders have some reserves. Since the CGF is an equity fund we are reluctant to stay below 90% invested, even when we are cautious.

         Helped by the wealth effect of a strong stock market, retail sales and the economy in general have been stronger than expected. Inflation and interest rates remain low and corporate earnings growth is resuming. Worldwide excess capacity, global deflation and substantial expenditures to solve Year 2000 problems are expected to continue placing pressure on profit margins. Fourth quarter profits were only up a little over 2%, despite a 6% rise in GDP. With GDP unexpectedly strong during the first quarter (up about 4%), earnings growth seems to be accelerating. Some of the most outstanding long term growth stocks are priced ahead of their corporate progress and are vulnerable to significant short term corrections. We continue to emphasize "A" rated stocks with volatility (beta) close to 1.02 in this period of unprecedentedly narrow leadership.

         In our 41st year, we are the oldest independent investment counsel firm domiciled in Virginia. For our customized separate accounts, we manage $800 million for 70 clients in twenty states. We intend to continue serving a relatively small number of separate accounts. The Chase Growth Fund is managed by the same senior portfolio managers, David Scott and myself, that manage our large separate accounts. As a smaller Fund, we have much more flexibility in buying and selling a broad array of large and mid-cap stocks without a significant market impact. As part of a new fund, shareholders are not buying into a portfolio which already has substantial imbedded capital gain tax liabilities on gains new shareholders did not even enjoy. There were no 1998 capital gains taxes for the CGF. We plan to manage it so as to reduce capital gains taxes and we expect most future net capital gains will be long term.

         As the largest CGF shareholder I can assure you that we will be working very hard to find, analyze and invest in relatively attractive stocks. The officers and employees of Chase Investment Counsel Corp., most of whom are fellow shareholders, appreciate your confidence and we look forward to a long investment relationship together.

                                 TOP 10 HOLDINGS
         1. EMC Corp.                                 6.  Home Depot
         2. Microsoft                                 7.  Carnival Corp.
         3. TJX Companies                             8.  Intel
         4. American International Group              9.  Wal-Mart Stores, Inc.
         5. Schering-Plough Corp.                     10.  Lexmark International


/s/ Derwood S. Chase, Jr.

Derwood S. Chase, Jr., President
Chase Investment Counsel Corporation

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Lipper 30 Growth  Fund Index is  comprised  of the 30 largest  growth  funds tracked by Lipper, Inc. Lipper, Inc. defines a growth fund as a fund that normally invests in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in the major unmanaged stock indices.

The Chase Growth Fund's annual average total return from inception on December 2, 1997 through March 31, 1999 was 28.08% (after capping expenses at 1.48% of average net assets annually) compared to the S&P 500 and Lipper 30 Index average annual total returns of 25.36% and 23.43%, respectively for the same period.

Performance Figures of the fund and indexes referenced represent past performance and are not indicative of future performance of the fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do no incur expenses and are not available for investment.

The Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ. Member NASD.

                                CHASE GROWTH FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
Shares    COMMON STOCKS: 92.86%                                     Market Value
--------------------------------------------------------------------------------
          ADVERTISING: 1.26%
1,000     The Interpublic Group of Companies, Inc...................   $ 77,875
                                                                       --------
          AIRLINES: 1.91%
5,000     Comair Holdings, Inc......................................    118,281
                                                                       --------
          AUTO/AUTO PARTS: 1.05%
3,000     Gentex Corp.*.............................................     64,688
                                                                       --------
          BIOTECHNOLOGY: 4.19%
  950     Biogen Inc................................................    108,567
1,700     Genentech, Inc.*..........................................    150,663
                                                                       --------
                                                                        259,230
                                                                       --------
          BUILDING: 4.34%
4,304     The Home Depot, Inc.......................................    267,924
                                                                       --------
          COMPUTER - SEMICONDUCTORS: 4.04%
1,100     Intel Corporation.........................................    249,638
                                                                       --------
          COMPUTER HARDWARE: 5.79%
2,800     EMC Corporation*..........................................    357,700
                                                                       --------
          COMPUTER NETWORKING: 3.28%
1,850     Cisco Systems, Inc........................................    202,748
                                                                       --------
          COMPUTER SOFTWARE AND SERVICES: 11.15%
3,100     BMC Software, Inc.*.......................................    114,991
2,050     Lexmark International Group, Inc.*........................    229,088
3,850     Microsoft Corporation*....................................    344,936
                                                                       --------
                                                                        689,015
                                                                       --------
          DRUGS: 10.79%
2,600     Bristol-Myers Squibb Company..............................    167,213
1,450     Pfizer, Inc...............................................    201,188
5,400     Schering-Plough Corporation...............................    298,688
                                                                       --------
                                                                        667,089
                                                                       --------
          ELECTRICAL EQUIPMENT: 1.64%
  650     Nokia Corporation - ADR...................................    101,237
                                                                       --------

                                CHASE GROWTH FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------
        FINANCE/BANKS: 2.30%
1,600   Northern Trust Corporation..................................   $142,150
                                                                       --------
        FINANCIAL SERVICES: 3.91%
2,500   Federal National Mortgage Association*......................    173,125
1,200   Federal Home Loan Mortgage Corporation*.....................     68,550
                                                                       --------
                                                                        241,675
                                                                       --------
        INSURANCE - LIFE/HEALTH: 1.31%
2,130   Protective Life Corporation.................................     80,674
                                                                       --------
        INSURANCE - PROPERTY/CASUALTY: 5.04%
2,580   American International Group, Inc...........................    311,213
                                                                       --------
        LEISURE TIME: 7.02%
5,500   Carnival Corporation........................................    267,094
2,900   Harley-Davidson, Inc........................................    166,750
                                                                       --------
                                                                        433,844
                                                                       --------
        MEDICAL SUPPLIES: 0.56%
1,300   STERIS Corporation..........................................     34,613
                                                                       --------
        RETAIL: 5.93%
1,750   The Gap, Inc................................................    117,797
2,700   Wal-Mart Stores, Inc........................................    248,905
                                                                       --------
                                                                        366,702
                                                                       --------
        RETAIL - SPECIALTY: 6.66%
1,800   Ross Stores, Inc............................................     78,694
9,800   The TJX Companies, Inc......................................    333,199
                                                                       --------
                                                                        411,893
                                                                       --------
        RETAIL DRUG STORES: 3.57%
7,800   Walgreen Co.................................................    220,349
                                                                       --------
        RETAIL - GROCERS: 5.84%
2,900   Albertson's, Inc............................................    157,506
3,400   The Kroger Co.*.............................................    203,575
                                                                       --------
                                                                        361,081
                                                                       --------
        TELECOMMUNICATIONS: 1.29%
  900   MCI WORLDCOM, Inc.*.........................................   $ 79,677
                                                                       --------

                                CHASE GROWTH FUND

--------------------------------------------------------------------------------
    Shares                                                          Market Value
--------------------------------------------------------------------------------

                   Total Common Stocks (cost $3,976,051)............ $5,739,296
                                                                     ----------

Principal Amount   SHORT-TERM INVESTMENTS: 9.90%
--------------------------------------------------------------------------------
    $611,667       Star Treasury Fund, 4.95%, (cost $611,667).......    611,667
                                                                     ----------
                   Total Investments in Securities (cost
                     $4,587,718+): 102.76% .........................  6,350,963
                   Liabilities in excess of Other Assets: (2.76)%...   (170,610)
                                                                     ----------
                   TOTAL NET ASSETS: 100.0% ........................ $6,180,353
                                                                     ==========


+At March 31, 1999, the cost of securities for Federal tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:

                     Gross unrealized appreciation.................. $1,781,353
                     Gross unrealized depreciation..................    (18,109)
                                                                     ----------
                           Net unrealized appreciation.............. $1,763,244
                                                                     ==========



See Notes to Financial Statements.

                                CHASE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES AT MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (identified cost $4,587,718)   $6,350,963
  Receivables
  Due from Advisor ...............................................        5,618
  Dividends and interest .........................................        2,778
  Prepaid expenses ...............................................        6,967
                                                                     ----------
       Total assets ..............................................    6,366,325
                                                                     ----------
LIABILITIES
  Payables
  Administration fees ............................................        2,598
  Investment securities purchased ................................      173,999
  Accrued expenses ...............................................        9,376
                                                                     ----------
       Total liabilities .........................................      185,972
                                                                     ----------
NET ASSETS .......................................................   $6,180,353
                                                                     ==========
  NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
    ($6,180,353/445,505 shares outstanding;
    unlimited number of shares authorized, par value $0.01) ......   $    13.87
                                                                     ==========

SOURCE OF NET ASSETS
  Paid-in capital ................................................   $4,822,989
  Dividends in excess of net investment loss .....................       (5,569)
  Net investment loss ............................................      (15,198)
  Accumulated net realized loss on investments ...................     (364,373)
  Net unrealized appreciation on investments .....................    1,742,504
                                                                     ----------
       Net assets ................................................   $6,180,353
                                                                     ==========


See Notes to Financial Statements.

                                CHASE GROWTH FUND

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Income
   Dividends ...................................................    $    11,802
   Interest ....................................................         11,613
                                                                    -----------
       Total income ............................................         23,415
                                                                    -----------
 Expenses
   Advisory fees (Note 3) ......................................         26,089
   Administration fees (Note 3) ................................         14,959
   Professional fees ...........................................         12,865
   Fund accounting fees ........................................          3,982
   Other .......................................................          3,948
   Transfer agent fees .........................................          3,740
   Custody fees ................................................          2,043
   Reports to shareholders .....................................          1,496
   Trustee fees ................................................          1,228
   Registration fees ...........................................            783
     Total expenses ............................................         71,133
     Less, advisory fee waiver and absorption (Note 3) .........        (32,521)
                                                                    -----------
     Net expenses ..............................................         38,612
                                                                    -----------
       NET INVESTMENT LOSS .....................................        (15,198)
                                                                    -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from security transactions ................       (163,371)
   Net change in unrealized appreciation on investments ........      1,480,486
                                                                    -----------
     Net realized and unrealized gain on investments ...........      1,317,115
                                                                    -----------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....    $ 1,301,917
                                                                    ===========



See Notes to Financial Statements.

                                CHASE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------
                                                                  Six Months      December 2, 1997*
                                                                    Ended             through
                                                               March 31, 1999#   September 30, 1998
---------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment loss .......................................    $  (15,198)         $   (4,214)
  Net realized loss on security transactions ................      (163,371)           (191,647)
  Net change in unrealized appreciation on investments ......     1,480,486             222,098
                                                                 ----------          ----------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         1,301,917              26,237
                                                                 ----------          ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ................................            --              (1,355)
  From net realized gains ...................................            --                  --
                                                                 ----------          ----------
     Total dividends and distribution to shareholders .......            --              (1,355)

CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change in
   outstanding shares(a) ....................................       837,889           3,954,535
  Cost basis adjustment .....................................        30,565                  --
                                                                 ----------          ----------
     TOTAL INCREASE IN NET ASSETS ...........................     2,170,371           3,979,417

NET ASSETS
Beginning of period .........................................     4,009,982              30,565(b)
                                                                 ----------          ----------
END OF PERIOD ...............................................    $6,180,353          $4,009,982
                                                                 ==========          ==========

(a) A summary of capital shares transactions is as follows:

                                                            Six Months               December 2, 1997*
                                                               Ended                     through
                                                          March 31, 1999#           September 30, 1998
                                                       ----------------------     -----------------------
                                                       Shares         Value       Shares           Value
                                                       ------         -----       ------           -----
Shares sold ......................................     92,223      $1,121,067     378,450       $3,987,216(b)
Shares issued on reinvestments of
   distributions..................................         --              --         134            1,355
Shares redeemed...................................    (22,061)       (283,178)     (3,241)         (34,036)
                                                      -------      ----------     -------       ----------
Net increase......................................     70,162      $  837,889     375,343       $3,954,535
                                                      =======      ==========     =======       ==========

* Commencement of operations.

# Unaudited.

(b) Excludes the unrealized gain on the tax-free issuance of Fund shares for portfolio securities. The unrealized gain of $30,565 transferred into the Fund was credited to unrealized gain.

See Notes to Financial Statements.

                                CHASE GROWTH FUND

FINANCIAL HIGHLIGHTS

PER SHARE OPERATING PERFORMANCE
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------------
                                                              Six Months        December 2, 1997*
                                                                Ended               through
                                                            March 31, 1999#     September 30, 1998
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........................   $10.68               $10.00
                                                                 ------               ------
Income from investment operations:
   Net investment loss .......................................       --                (0.01)
   Net realized and unrealized (loss) gain on investments.....     3.19                 0.70
                                                                 ------               ------
Total from investment operations .............................     3.19                 0.69
                                                                 ------               ------

Less distributions:
   From net investment income ................................       --                (0.01)
                                                                 ------               ------
Total from distributions .....................................       --                (0.01)
                                                                 ------               ------

Net asset value, end of period ...............................   $13.87               $10.68

TOTAL RETURN .................................................    29.87%                6.91%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ........................   $6,180               $4,010

Ratio of expenses to average net assets
   Before expense reimbursement ..............................     2.72%+               3.98%+
   After expense reimbursement ...............................     1.48%+               1.47%+

Ratio of net investment loss to average net assets
   After expense reimbursement ...............................    (0.58%)+             (0.17%)+

Portfolio turnover rate ......................................    18.91%               54.49%

*  Commencement of operations.

++ Not Annualized.

+  Annualized.

#  Unaudited.


See Notes to Financial Statements.

                                CHASE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

      The Chase Growth Fund (the "Fund") is a series of shares of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on December 2, 1997. The Fund's objective is growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities listed on an exchange or quoted on a National Market System are valued at the last sale price. Other securities are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

      B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

      D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      For the six months ended March 31, 1999, Chase Investment Counsel Corporation (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended March 31, 1999, the Fund incurred $25,919 in Advisory Fees.

      The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.48% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount

                                CHASE GROWTH FUND

--------------------------------------------------------------------------------

actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed 1.48% of average net assets annually. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended March 31, 1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $32,521; no amounts were reimbursed to the Advisor.

      Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20% of average daily net assets, subject to a minimum fee of $30,000 annually.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

      For the six months ended March 31, 1999 the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,072,670 and $894,661, respectively. For federal income tax purposes, the Fund has a capital loss carryforward of $190,969 available to offset realized gains. This carryforward expires in 2006.


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                                     ADVISOR

                         Chase Investment Counsel Corp.
                          300 Preston Avenue, Suite 403
                      Charlottesville, Virginia 22902-5091

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                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018

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                                    CUSTODIAN

                               Firstar Bank, N.A.
                           425 Walnut Street, M/L 6118
                             Cincinnati, Ohio 45202

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                                 TRANSFER AGENT

                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

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                                  LEGAL COUNSEL

                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                         San Francisco, California 94104